EXHIBIT 99.3

HUGHES ELECTRONICS CORPORATION

(hereinafter called the “Corporation”)

AMENDED AND RESTATED BY-LAWS

ARTICLE I

STOCKHOLDERS

Section 1. Annual Meeting; Notice of Stockholders Nominations and Other Proposed Stockholder Action. The Annual Meeting of the stockholders for the purpose of electing Directors and for the transaction of such other business as may properly come before the meeting in accordance with these By-Laws, shall be held at such place, on such date, and at such time as may be fixed by the Board of Directors (the “Board”) and stated in the notice of meeting.

(a) Nominations of persons for election to the Board and the proposal of business to be transacted by the stockholders may be made at an Annual Meeting of stockholders (i) pursuant to the Corporation’s notice with respect to such meeting, (ii) by or at the direction of the Board or (iii) by any stockholder of record of the Corporation who was a stockholder of record at the time of the giving of the notice provided for in the following paragraph, who is entitled to vote at the meeting and who has complied with the notice procedures set forth in Section 1(b) below.

(b) For nominations or other business to be properly brought before an Annual Meeting of stockholders by a stockholder pursuant to clause (iii) of the foregoing paragraph, (i) the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation; (ii) such business must be a proper matter for stockholder action under the General Corporation Law of the State of Delaware (the “DGCL”); (iii) if the stockholder has provided the Corporation with a Solicitation Notice (as defined herein) such stockholder must, in the case of a proposal, have delivered a proxy statement and form of proxy to holders of at least the percentage of the Corporation’s voting shares required under applicable law to carry any such proposal, or, in the case of a nomination or nominations, have delivered a proxy statement and form of proxy to holders of a percentage of the Corporation’s voting shares reasonably believed by such stockholder to be sufficient to elect the nominee or nominees proposed to be nominated by such stockholder, and must, in either case, have included in such materials the Solicitation Notice; and (iv) if no Solicitation Notice relating thereto has been timely provided pursuant to this Section 1, the stockholder or Beneficial Owner proposing such business or nomination must not have solicited a number of proxies sufficient to have required the delivery of such a Solicitation Notice under this Section 1.

To be timely, a stockholder’s notice shall be delivered to the Secretary of the Corporation at the principal executive offices of the Corporation not later than the close of business on the 120th day nor earlier than the close of business on the 150th day prior to the first anniversary (the “Proxy Mailing Anniversary”) of the date on which the Corporation first mailed its proxy materials for the preceding year’s Annual Meeting of stockholders; provided, however, that if the date of the Annual Meeting is advanced more than 30 days prior to or delayed by more than 30 days after the anniversary of the preceding year’s Annual Meeting, notice by the stockholder to be timely must be so delivered not later than the close of business on the later of (i) the 150th day prior to the first anniversary of the preceding year’s Annual Meeting or (ii) the 10th day following the day on which public announcement of the date of such meeting is first made.

Such stockholder’s notice shall set forth (i) as to each person whom the stockholder proposes to nominate for election or reelection as a Director all information relating to such person as would be required to be disclosed in solicitations of proxies for the election of such nominees as Directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and such person’s written consent to be named as a nominee and to serve as a Director if elected; (ii) as to any other business that the stockholder proposes to bring before the meeting, a brief description of such business, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder; and (iii) as to the stockholder giving the notice (A) the name and address of such stockholder, as they appear on the Corporation’s books, (B) the class and number of shares of the Corporation that are owned beneficially or of record by such stockholder, and (C) whether either such stockholder intends to deliver a proxy statement and form of proxy to holders of, in the case of a proposal, at least the percentage of the Corporation’s voting shares required under applicable law to carry the proposal or, in the case of a nomination or nominations, a sufficient number of holders of the Corporation’s voting shares to elect such nominee or nominees (an affirmative statement of such intent, a “Solicitation Notice”).

Notwithstanding anything in the second sentence of Section 1(b) to the contrary, in the event that (x) the number of Directors to be elected to the Board is increased and (y) there is no public announcement naming all of the nominees for Director or specifying the size of the increased Board made by the Corporation on or prior to the 120th day prior to the Proxy Mailing Anniversary, a stockholder’s notice required by this By-Law shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the 10th day following the day on which such public announcement is first made by the Corporation.

Only persons nominated in accordance with the procedures set forth in this Section 1(b) shall be eligible to serve as Directors and only such business shall be conducted at an Annual Meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 1(b). The chairman of the meeting shall have the power and the duty to determine whether a nomination or any business proposed to be brought before the meeting has been made in accordance with the procedures set forth in these By-Laws and, if any proposed nomination or business is not in compliance with these By-Laws, to declare that such defective proposed business or nomination shall not be presented for stockholder action at the meeting and shall be disregarded.

Nominations by stockholders of persons for election to the Board may be made at a special meeting of stockholders if the stockholder’s notice required by this Section 1(b) shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the later of the 150th day prior to such special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board to be elected at such meeting.

For purposes of this Section 1, “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or a comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

Notwithstanding the foregoing provisions of this Section 1(b), a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to matters set forth in this Section 1(b). Nothing in this Section 1(b) shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.

Section 2. Special Meetings; Notice.

Special meetings of the stockholders, other than those required by statute, may be called at any time by (a) the Board pursuant to a resolution approved by a majority of the Board, (b) the Chairman or a Vice Chairman or (c) any stockholder of the Corporation who Beneficially Owns (as defined herein) 10% or more of the Corporation’s Voting Securities (as defined herein) then outstanding. No other person or persons may call a special meeting of stockholders except as provided in the Company’s Certificate of Incorporation, as amended from time to time (the “Certificate of Incorporation”). Only such business as is stated in the notice may be acted upon thereat. The foregoing notwithstanding, unless otherwise provided in the Certificate of Incorporation, whenever the holders of any one or more outstanding series of Preferred Stock shall have the right, voting separately by class or by series, as applicable, to elect Directors at any Annual Meeting or special meeting of stockholders, the calling of special meetings of the holders of such class or series shall be governed by the terms of the applicable resolution or resolutions of the Board establishing such series of preferred stock pursuant to the Certificate of Incorporation. The Board may postpone or reschedule any previously scheduled special meeting.

Nominations of persons for election to the Board may be made at a special meeting of stockholders at which Directors are to be elected pursuant to the Corporation’s notice of meeting (a) by or at the direction of the Board, or (b) by any stockholder of record of the Corporation who is a stockholder of record at the time of the giving of notice provided for in Section 1(b) of this Article I entitled to vote at the meeting who complies with the notice provisions set forth in Section 1(b) of this Article I.

Section 3. Notice of Meetings; Adjournment.

Except as otherwise provided herein or required by “applicable law” (meaning, here and hereinafter, as required from time to time by the DGCL) or the Certificate of Incorporation, written notice of the place, date, and time of all meetings of the stockholders and the purpose or purposes for which such meeting is called shall be given by mailing, postage prepaid, a copy of such notice addressed to each stockholder of the Corporation entitled to vote at such meeting at his address as recorded on the books of the Corporation, not less than 10 nor more than 60 days before the date on which the meeting is to be held.

Any meeting may be adjourned from time to time, whether or not there is a quorum, either (i) in the discretion of the chairman of the meeting where necessary for the proper and orderly conduct of the meeting (including, without limitation, where necessary to tabulate any vote the tabulation of which is necessary for the continued conduct of the meeting) or (ii) by vote of the holders of a majority of the voting power of the shares of stock present at the meeting.

When a meeting is adjourned to another place, date or time, written notice need not be given of the adjourned meeting if the place, date and time thereof are announced at the meeting at which the adjournment is taken; provided, however, that if the date of any adjourned meeting is more than 30 days after the date for which the meeting was originally noticed, or if a new record date is fixed for the adjourned meeting, written notice of the place, date and time of the adjourned meeting shall be given in conformity herewith. At any adjourned meeting, any business may be transacted which might have been transacted at the original meeting.

Section 4. Quorum.

At any meeting of the stockholders, the holders of a majority of all of the shares of the stock entitled to vote at the meeting, present in person or represented by proxy, shall constitute a quorum for all purposes, unless or except to the extent that the presence of a larger number may be required by these By-Laws, the Certificate of Incorporation or by applicable law. Where a separate vote by a class or classes or series is required by law or by the Certificate of Incorporation, a majority of the shares of such class or classes or series present in person or represented by proxy shall constitute a quorum entitled to take action with respect to that vote on that matter.

If a quorum shall fail to attend any meeting, the chairman of the meeting may adjourn the meeting from time to time, without notice other than by announcement to the meeting, to another date, place and time until a quorum shall be present.

Section 5. Organization.

The Chairman of the Board of the Corporation, or, in his or her absence, such person as the Board may have designated or, in the absence of such a person, such person as may be chosen by the holders of a majority of the shares entitled to vote who are present, in person or represented by proxy, shall call to order any meeting of the stockholders and act as chairman of the meeting. The Secretary of the Corporation, or if he or she is not present, any Assistant Secretary, or in the absence of any Assistant Secretary of the Corporation, any person the chairman of the meeting appoints shall act as the Secretary of the meeting.

Section 6. Place of Meeting.

Meetings of the stockholders for the election of Directors or for any other purpose shall be held at such time and place, either within or outside the State of Delaware, as shall be designated from time to time by the Board and stated in the notice of the meeting or in a duly executed waiver of notice thereof.

Section 7. Conduct of Business.

The date and time of the opening and closing of the polls for each matter upon which the stockholders will vote at the meeting shall be announced at the meeting. The Board may adopt by resolution such rules and regulations for the conduct of meetings as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted by the Board, the chairman of any meeting shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of the chairman, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board or prescribed by the chairman of the meeting, may include, without limitation, the following: (i) the establishment of an agenda or order of business at the meeting; (ii) rules and procedures for maintaining order at the meeting and the safety of those present; (iii) limitations on attendance at or participation in the meeting of stockholders of record of the Corporation, their duly authorized and constituted proxies and such other persons as the chairman of the meeting shall determine; (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (v) limitations on the time allotted to questions or comments by participants.

Section 8. Proxies and Voting.

At any meeting of the stockholders, every stockholder entitled to vote may vote in person or by proxy authorized by an instrument in writing or by a transmission permitted by law filed in accordance with the procedure established for the meeting. Unless otherwise provided in the Certificate of Incorporation, each stockholder represented at a meeting of stockholders shall be entitled to cast one vote for each share of capital stock entitled to vote thereat held by such stockholder. If the Certificate of Incorporation provides for the issuance of any class or series of stock which is convertible into any other class or series of stock, as a condition to counting the votes cast by any holder of shares at any annual or special meeting of stockholders, the Board or a duly authorized committee thereof, in its discretion, may require the holder of any shares to furnish such affidavits or other proof as the Board or such committee deems necessary and advisable to determine whether such shares have been converted pursuant to the terms governing the issuance and conversion of such shares in the Certificate of Incorporation. Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission created pursuant to this paragraph may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission. All voting, except as may be required by law, including voting for the election of Directors may be by a voice vote; provided, however, that upon demand therefor by a stockholder entitled to vote or by his or her proxy, or upon resolution by the Board in its discretion or by action of the chairman of the meeting, in his or her discretion, a stock vote may be taken. Every stock vote shall be taken by written ballots, each of which shall state the name of the stockholder or proxy voting and such other information as may be required under the procedure established for the meeting. Unless otherwise specified by the Certificate of Incorporation or these By-Laws, (i) at all meetings of stockholders for the election of Directors, a plurality of the votes cast shall be sufficient to elect, and (ii) any other question brought before any meeting of stockholders shall be determined by the votes cast affirmatively or negatively by the holders of a majority of the stock represented and entitled to vote thereon.

Section 9. Stock List.

The officer of the Corporation who has charge of the stock ledger of the Corporation shall prepare and make, at least 10 days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least 10 days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder of the Corporation who is present. The stock ledger of the Corporation shall be the only evidence as to who are the stockholders entitled to examine the list required by this Section 9 or the books of the Corporation, or to vote in person or by proxy at any meeting of stockholders.

Section 10. Inspector of Elections.

Before any meeting of stockholders, the Board shall appoint one or more inspectors to act at the meeting and make a written report thereof. The Board may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of stockholders, the chairman of the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability.

The inspectors shall, in accordance with these By-Laws and the Certificate of Incorporation, ascertain the number of shares outstanding and the voting power of each, determine the shares represented at the meeting and the validity of proxies and ballots, count all votes and ballots, determine and retain for a reasonable period a record of the disposition of any challenges made to any determination made by the inspectors, and certify their determination of the number of shares represented at the meeting and their count of all votes and ballots.

The inspectors may appoint or retain other persons or entities to assist the inspectors in the performance of their duties. In determining the validity and counting of proxies and ballots, the inspectors shall act in accordance with applicable law.

ARTICLE II

BOARD OF DIRECTORS

Section 1. Number, Election and Term of Directors.

Except as otherwise fixed by or pursuant to the provisions of the Certificate of Incorporation relating to the rights of the holders of any class or series of preferred stock, the number of Directors of the Corporation shall be fixed from time to time by resolution adopted by a majority of the entire Board, but the number of Directors shall at no time be less than eleven (11) and initially shall be eleven (11). Directors need not be stockholders. Directors shall (except as hereinafter provided for the filling of vacancies) be elected by the holders of the shares of stock entitled to vote thereon, by a plurality vote thereof, at the Annual Meeting of stockholders. Each Director so elected shall hold office until such Director’s successor is duly elected and qualified, or until such Director’s death, or until such Director’s earlier disqualification, resignation, retirement or removal.

Section 2. Certain Definitions. For the purposes of these By-Laws:

“Acquisition-Related Agreements” means the Merger Agreement, the Stock Purchase Agreement and any other Transaction Agreements (as defined in the Stock Purchase Agreement).

“Affiliate” with respect to any person shall mean any other person who, directly or indirectly, controls, is controlled by or is under common control with such person.

“Beneficially Owns” (and variations thereof) shall have the same meaning as under Section 13(d) of the Exchange Act and Regulation 13D-G thereunder (or any successor provision of law).

“Employee Director” means a Director, who at the time of taking office as a Director, is an employee of the Corporation or any Subsidiary of the Corporation.

“Independent Director” means a director who qualifies as an “independent director” under the rules and regulations of the New York Stock Exchange in effect from time to time; provided, however, that if, at any particular time, the New York Stock Exchange has not then adopted a definition of “independent director”, “Independent Director” shall mean a director who, as determined in good faith by the Board (other than the “Independent Director” in question), has no relationship to the Corporation that may interfere with the exercise of his or her independence from management of the Corporation and the Corporation and no material relationship with any member of the Purchaser Group (as defined in the Certificate of Incorporation) or any Purchaser Successor (as defined in the Certificate of Incorporation).

“Merger Agreement” shall mean the Agreement and Plan of Merger, dated as of April 9, 2003, as amended, by and among the Corporation, The News Corporation Limited and GMH Merger Sub, Inc.

“Purchaser” means The News Corporation Limited and any successor (by merger, consolidation, transfer of assets or otherwise) to all or substantially all of its business and assets, which also succeeds to ownership of all or substantially all of its ownership of Voting Securities.

“Stock Purchase Agreement” shall mean the Stock Purchase Agreement. dated as of April 9, 2003, as amended, by and among The News Corporation Limited, GMH Merger Sub, Inc., and General Motors Corporation.

“Subsidiary” with respect to a Person, means any corporation, limited liability company, partnership, trust or unincorporated organization of which such Person owns, directly or indirectly, 50% or more of the outstanding stock or other equity interests, the holders of which are entitled to vote for the election of the board of directors or others performing similar functions with respect to such corporation, limited liability company, partnership, trust or unincorporated organization.

“Voting Securities” means the common stock, par value $0.01 per share, of the Corporation and any shares of capital stock of the Corporation entitled to vote generally in the election of Directors. A stated percentage of the Voting Securities shall mean a number of shares of the Voting Securities as shall equal in voting power that stated percentage of the total voting power of the then outstanding shares of Voting Securities entitled to vote in the election of Directors.

Section 3. Nomination of Directors.

(a) Only persons who are nominated in accordance with the following procedures shall be eligible for election as Directors of the Corporation, except as may be otherwise provided in the Certificate of Incorporation with respect to the right of holders of any class or series of preferred stock of the Corporation to nominate and elect a specified number of Directors in certain circumstances. Nominations of persons for election to the Board may be made at any Annual Meeting of stockholders, or at any special meeting of stockholders called for the purpose of electing Directors, (i) by or at the direction of the Nominating Committee or (ii) by any stockholder of record of the Corporation who is a stockholder of record at the time of the giving of notice provided for in Section 1(b) or Section 2 of Article I entitled to vote at the meeting who complies with the notice provisions set forth in Section 1(b) of Article I.

Section 4. Newly Created Directorships and Board Vacancies.

Subject to applicable law and except as otherwise provided for or fixed by or pursuant to the Certificate of Incorporation relating to the rights of the holders of any class or series of preferred stock with respect to such class or series of preferred stock, newly created Directorships resulting from any increase in the authorized number of Directors or, subject to Section 12(b) of this Article II below, any vacancies on the Board resulting from death, resignation, retirement, disqualification, removal from office or other cause between meetings of stockholders shall be filled only by the affirmative vote of a majority of all of the Directors then in office, even if less than a quorum, or a duly appointed committee of the Board, but in any event not by the stockholders. Directors so chosen shall hold office until such Director’s successor shall have been duly elected and qualified or until his earlier death, resignation, retirement, disqualification or removal from office in accordance with the Certificate of Incorporation, these By-Laws, or any applicable law or pursuant to an order of a court. No decrease in the number of authorized Directors constituting the entire Board shall shorten the term of any incumbent Director.

Section 5. Regular Meetings.

A meeting of the Board shall be held after the Annual Meeting of the stockholders and regular meetings of the Board shall be held at such place or places, on such date or dates, and at such time or times as shall have been established by the Board and publicized among all Directors. Meetings may be held either within or outside the State of Delaware. A notice of each regular meeting shall not be required.

Section 6. Special Meetings.

Special meetings of the Board may be called by the Chairman of the Board, by the Vice Chairman, by the President or by two or more Directors then in office and shall be held at such place, on such date, and at such time as they or he or she shall fix. Meetings may be held either within or outside the State of Delaware. Notice thereof, stating the place, date and time of each such special meeting shall be given each Director by whom it is not waived by mailing written notice not less than four (4) days before the meeting or personally by telephone, or electronic mail, facsimile transmission of notice, or by similar means of communication not less than 12 hours before the meeting or on such shorter notice as the person or persons calling the meeting may deem necessary and appropriate under the circumstances. Unless otherwise indicated in the notice thereof, any and all business may be transacted at a special meeting.

Section 7. Quorum.

Except as may be otherwise provided by applicable law, the Certificate of Incorporation or these By-Laws, at all meetings of the Board, a majority of the entire Board shall constitute a quorum for the transaction of business. The act of a majority of the Directors present at any meeting at which there is a quorum shall be the act of the Board. The Directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

Section 8. Participation in Meetings by Conference Telephone.

Members of the Board, or of any committee thereof, may participate in a meeting of such Board or committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other and such participation shall constitute presence in person at such meeting.

Section 9. Conduct of Business; Action by Written Consent.

At any meeting of the Board, business shall be transacted in such manner as the Board may from time to time determine, and all matters shall be determined by the vote of a majority of the Directors present, except as otherwise provided herein or required by law. The Board may take action without a meeting if all members thereof consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board.

Section 10. Powers.

The property, business and affairs of the Corporation shall be managed by or under the direction of the Board which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Certificate of Incorporation or by these By-Laws directed or required to be exercised or done by the stockholders of the Corporation, including, without limiting the generality of the foregoing, the unqualified power:

(1) To declare dividends from time to time in accordance with law;

(2) To purchase or otherwise acquire any property, rights or privileges on such terms as it shall determine;

(3) To authorize the creation, making and issuance, in such form as it may determine, of written obligations of every kind, negotiable or non-negotiable, secured or unsecured, and to do all things necessary in connection therewith;

(4) To remove any officer of the Corporation with or without cause, and from time to time to devolve the powers and duties of any officer upon any other person for the time being;

(5) To confer upon any officer of the Corporation the power to appoint, remove and suspend subordinate officers, employees and agents;

(6) To adopt from time to time such stock option, stock purchase, bonus or other compensation plans for Directors, officers, employees and agents of the Corporation and its Subsidiaries as it may determine;

(7) To adopt from time to time such insurance, retirement, and other benefit plans for Directors, officers, employees and agents of the Corporation and its Subsidiaries as it may determine; and

(8) To adopt from time to time regulations, not inconsistent with these By-Laws, for the management of the Corporation’s business and affairs.

Section 11. Compensation of Directors.

Unless otherwise restricted by the Certificate of Incorporation, the Board shall have the authority to fix the compensation of the Directors. The Directors may be paid their expenses, if any, of attendance at each meeting of the Board and may be paid a fixed sum for attendance at each meeting of the Board or paid a stated salary or paid other compensation as Director. No such payment shall preclude any Director from serving the Corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.

Section 12. Removal; Employee Director Removal.

(a) Except as otherwise provided by the Certificate of Incorporation, any Director may be removed from office with or without cause but only by the affirmative vote of the holders of a majority of the combined voting power of the then outstanding shares of stock of the Corporation entitled to vote for the election of Directors, voting together as a single class.

(b) Notwithstanding anything set forth in this Section 12, unless otherwise determined by the Board, an Employee Director shall cease to be qualified to serve as a Director and shall automatically be removed from office (an “Employee Director Removal”) without any action on the part of the stockholders or the other members of the Board, if such person ceases to be an employee of the Corporation or any one of its Subsidiaries, with the removal of such Director to take place upon the earliest of (i) such Director’s cessation of employment, (ii) delivery by such Employee Director to the Corporation, or such Subsidiary or Subsidiaries, as the case may be, of a notice of resignation of employment, or (iii) delivery by the Corporation or one of its Subsidiaries, as the case may be, to such Employee Director of a notice of termination of employment.

Section 13. Special Election or Appointment.

Notwithstanding anything to the contrary contained in Section 3 and Section 4 of this Article II, any Directors elected or appointed (including to fill a vacancy due to the increase of the size of the Board), in accordance with Exhibit A to the Merger Agreement (or otherwise agreed upon by and among the parties to the Merger Agreement) so as to take office not later than immediately following the Merger Effective Time (as defined in the Merger Agreement), shall be deemed to be validly elected and appointed irrespective of the provisions of the above referenced Sections.

ARTICLE III

COMMITTEES

Section 1. Committees of the Board.

The Board, by a vote of a majority of the entire Board then in office, may from time to time designate committees of the Board, with such lawfully delegable powers and duties as it thereby confers, to serve at the pleasure of the Board and shall, for those committees and any others provided for herein, elect a Director or Directors to serve as the member or members, designating, if it desires, other Directors as alternate members who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of any member of any committee and any alternate member in his or her place, the member or members of the committee present at the meeting and not disqualified from voting, whether or not he or she or they constitute a quorum, may by unanimous vote appoint another member of the Board to act at the meeting in the place of the absent or disqualified member. Notwithstanding the foregoing provisions of this Section if either (A) required by the applicable rules and regulations of the New York Stock Exchange or the Securities and Exchange Commission (in each case, as may be amended from time to time) or (B) under the Certificate of Incorporation the Board is required to consist of a majority of Independent Directors, then from and after the Merger Effective Time, and for so long as the conditions in clauses (A) or (B) above are satisfied, the Standing Committees (as defined herein), shall at all such times consist solely of Independent Directors, except as otherwise provided by these By-Laws. Without limiting the foregoing, the Board shall designate the following committees (the “Standing Committees”): Audit Committee, Nominating / Corporate Governance Committee and Compensation Committee.

Section 2. Conduct of Business.

Any committee, to the extent allowed by law and provided in the resolution establishing such committee, shall have and may exercise all the duly delegated powers and authority of the Board in the management of the business and affairs of the Corporation. The Board shall have the power to prescribe the manner in which proceedings of any such committee shall be conducted. In the absence of any such prescription, such committee shall have the power to prescribe the manner in which its proceedings shall be conducted. Unless the Board or such committee shall otherwise provide, regular and special meetings and other actions of any such committee shall be governed by the provisions of Article II applicable to meetings and actions of the Board. Each committee shall keep regular minutes and report to the Board when required.

Section 3. Audit Committee.

(a) The Audit Committee shall have at least three (3) members.

(b) The Audit Committee shall have such responsibilities, and such powers and authority, as are required under the rules and regulations of the New York Stock Exchange, applicable law and the rules and regulations of the Securities and Exchange Commission, or as are normally incident to the functions of an audit committee (including authority to retain counsel and consultants to assist it in carrying out its responsibilities) or as may be determined by the Board.

(c) The Audit Committee shall have the sole authority on behalf of the Corporation to assert, defend or settle any claims under and relating to any Acquisition-Related Agreement, except as may be expressly provided in Section 9.4(f) of the Stock Purchase Agreement.

(d) The Audit Committee shall have sole authority to review, consider and pass upon any Related Party Transaction, and no such transaction shall be effected without the approval of or authorization of a majority of the Audit Committee, provided that the committee may ratify any such transaction.

(e) The Audit Committee shall have the powers to (i) engage advisers at the reasonable expense of the Corporation to assist in its review and decision regarding any matter including any Related Party Transaction; (ii) utilize internal Corporation resources, including requiring the assistance of an executive employee of the Corporation; and (iii) review Corporation contracts, books and records.

(f) The Audit Committee may have additional responsibilities as shall be set forth in the Audit Committee Charter from time to time.

(g) Until such time as the United States Department of Justice, Federal Bureau of Investigation, and the United States Department of Homeland Security confirm to the Corporation in writing that the following provisions need no longer apply, then

(i) All members of the Audit Committee shall be United States citizens.

(ii) The Audit Committee shall have sole authority over the establishment, oversight and evolution of policies, practices and procedures related to or materially affecting the Corporation’s actions concerning (a) requests from a Foreign government or other Foreign entity to conduct electronic surveillance using the domestic communications network or to obtain information relating to domestic communications or electronic surveillance conducted using the domestic communications network, (b)

requests or directives from a Foreign government or other Foreign entity to alter, affect or obtain information about the operations, security, personnel or infrastructure of the domestic communications network, (c) any decision by the Corporation involving document preservation requests from any government agency in the United States related to the domestic communications network, where those decisions relate to Foreign laws or requests from a Foreign government or other Foreign entity, (d) any requests or directives from a Foreign government or other Foreign entity relating to the preservation, storage, retention or destruction of documents related to the domestic communications network, (e) any attempt by a Foreign government or other Foreign entity to induce an employee of the Corporation to violate United States law, and (f) any decision by the Corporation relating to compliance with lawful U.S. process where Foreign laws or requests from a Foreign government or other Foreign entity may be a factor. For the purposes of this subsection only, the term “Foreign” means non-U.S.; and the term “domestic communications” means (x) wire communications or electronic communications (whether stored or not) from one U.S. location to another U.S. location and (y) the U.S. portion of a wire communication or electronic communication (whether stored or not) that originates or terminates in the United States.

For the purposes of this Section 3 only, “Related Party Transaction” means any transaction or series of transactions between the Corporation or any of its subsidiaries on the one hand, and another party or parties on the other hand, in such amounts and related to such matters that the Audit Committee determines could be considered an interested transaction between the Company or its subsidiaries and such other party or parties.

Section 4. Compensation Committee.

(a) The Compensation Committee shall be composed of at least three (3) Directors. The Compensation Committee shall have the power and authority to approve, adopt and implement the incentive, stock option and similar plans of the Corporation and its Subsidiaries. The Compensation Committee shall have the power to approve, disapprove, modify or amend all plans designed and intended to provide compensation primarily for officers of the Corporation. The Compensation Committee shall review, fix and determine from time to time the salaries and other remunerations of all officers of the Corporation.

(b) The Compensation Committee shall have such powers and authority as necessary to carry out the foregoing responsibilities and shall have such other responsibilities, and such other powers and authority, as may be determined by the Board.

(c) The Compensation Committee may have additional responsibilities as shall be set forth in the Compensation Committee Charter from time to time.

Section 5. Nominating /Corporate Governance Committee.

(a) The Nominating / Corporate Governance Committee shall be composed of at least three (3) Directors. The Nominating / Corporate Governance

Committee shall have the full and exclusive power and authority to evaluate Director candidates for election to the Board and committees of the Board, to nominate Directors for election to the Board at any annual or special meeting of stockholders. The Committee shall also be responsible for matters related to service on the Board, and associated issues of corporate governance.

(b) The Nominating / Corporate Governance Committee shall have such powers and authority as necessary to carry out the foregoing responsibilities and shall have such other responsibilities, and such other powers and authority, as may be determined by the Board.

(c) The Nominating / Corporate Governance Committee may have additional responsibilities as shall be set forth in the Nominating / Corporate Governance Committee Charter from time to time.

ARTICLE IV

OFFICERS

Section 1. General.

The officers of the Corporation shall be elected by the Board and shall be a Chairman of the Board (who must be a Director), a President (who shall also be the Chief Executive Officer), a Secretary and a Treasurer. The Board, in its sole discretion, may also choose one or more Vice Chairmen, Senior Executive Vice Presidents, Executive Vice Presidents, Senior Vice Presidents, Vice Presidents, Assistant Secretaries, Assistant Treasurers and other officers. Any number of offices may be held by the same person, unless otherwise prohibited by law, the Certificate of Incorporation or these By-Laws. The Board may, from time to time, delegate the powers or duties of any officer to any other officers or agents, notwithstanding any contrary provision hereof.

Section 2. Election; Removal.

The Board at its first meeting held after each Annual Meeting of stockholders shall elect the officers of the Corporation who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time solely by the Board, which determination may be by resolution of the Board or in any By-Law provisions duly adopted or approved by the Board and all officers of the Corporation shall hold office until their successors are chosen and qualified, or until their earlier resignation or removal. The salaries of the officers elected by the Board shall be fixed from time to time by the Board or by such officers as may be designated by resolution of the Board, upon recommendation or action of the Compensation Committee. Any officer elected by the Board may be removed at any time by the Board with or without cause. Only the Board may fill any vacancy occurring in any office of the Corporation.

Section 3. Chairman of the Board.

The Chairman of the Board shall be initially appointed in accordance with the Merger Agreement, shall preside at all meetings of the Board and of stockholders (unless the Board designates another person) and, except where by applicable law the signature of the President is required, the Chairman of the Board shall possess the same power as the President to sign all contracts, certificates and other instruments of the Corporation which may be authorized by the Board. The Chairman of the Board shall also perform such other duties and may exercise such other powers as may from time to time be assigned by these By-Laws or by the Board.

Section 4. Vice Chairmen of the Board.

The Vice Chairmen, if such are appointed by the Board, shall report and be responsible to the Chairman of the Board or, if the Board so directs, the President and Chief Executive Officer. The Vice Chairmen shall have such powers and perform such duties as from time to time may be assigned or delegated to him or her by the Board or are incident to the office of Vice Chairman. During the absence, disability, or at the request of the Chairman of the Board, a Vice Chairman shall perform the duties and exercise the powers of the Chairman of the Board. In the absence or disability of both the Vice Chairmen and the Chairman of the Board, the President or another person designated by the Board shall perform the duties and exercise the powers of the Vice Chairmen, and unless otherwise determined by the Board, the duties and powers of the Chairman.

Section 5. President and Chief Executive Officer.

The President shall report and be responsible to the Board and shall be initially appointed in accordance with the Merger Agreement. The President shall be the Chief Executive Officer of the Corporation and shall have general supervision of the business of the Corporation and shall have the authority to see that all orders and resolutions of the Board are carried into effect and shall have such powers and perform such duties as from time to time may be assigned or delegated to him or her by the Board or are incident to the office of President. During the absence or disability of the Vice Chairman (if there be one so appointed), or at the request of the Chairman of the Board, the President shall perform the duties and exercise the powers of the Vice Chairman of the Board. During the absence or disability of the Chairman of the Board and the Vice Chairman, or at the request of the Chairman of the Board, the President shall perform the duties and exercise the powers of the Vice Chairman and the Chairman of the Board. In the absence or disability of the President, the person designated by the Board shall perform the duties and exercise the powers of the President, and unless otherwise determined by the Board, the duties and powers of the Vice Chairman.

Section 6. Senior Executive Vice Presidents.

The Senior Executive Vice Presidents shall have such powers and perform such duties as from time to time may be prescribed for them respectively by the Board or are incident to the office of Senior Executive Vice President.

Section 7. Executive Vice Presidents.

The Executive Vice Presidents shall have such powers and perform such duties as from time to time may be prescribed for them respectively by the Board or are incident to the office of Executive Vice President.

Section 8. Senior Vice Presidents.

The Senior Vice Presidents shall have such powers and perform such duties as from time to time may be prescribed for them respectively by the Board or are incident to the office of Senior Vice President.

Section 9. Vice Presidents.

The Vice Presidents shall have such powers and perform such duties as from time to time may be prescribed for them respectively by the Board or are incident to the office of Vice President.

Section 10. Secretary.

The Secretary shall keep or cause to be kept, at the principal executive office of the Corporation or such other place as the Board may order, a book of minutes of all meetings of stockholders, the Board and its committees, with the time and place of holding, whether regular or special, and if special, how authorized, the notice thereof given, the names of those present at Board and committee meetings, the number of shares present or represented at stockholders’ meetings, and the proceedings thereof. The Secretary shall keep, or cause to be kept, a copy of the By-Laws of the Corporation at the principal executive office of the Corporation or such other place as the Board may order.

The Secretary shall keep, or cause to be kept, at the principal executive office of the Corporation or at the office of the Corporation’s transfer agent or registrar, if one be appointed, a stock register, or a duplicate stock register, showing the names of the stockholders and their addresses, the number and classes of shares held by each, the number and date of certificates issued for the same, and the number and date of cancellation of every certificate surrendered for cancellation.

The Secretary shall give, or cause to be given, notice of all meetings of the stockholders, and of the Board and any committees thereof required by these By-Laws or by law to be given, shall keep the seal of the Corporation in safe custody and shall have such other powers and perform such other duties as may be prescribed by the Board.

Section 11. Treasurer.

The Treasurer shall have custody of the corporate funds and securities of the Corporation and shall keep and maintain, or cause to be kept and maintained, adequate and correct accounts of the properties and business transactions of the Corporation, and shall send or cause to be sent to the stockholders of the Corporation such financial statements and reports as are required by law or these By-Laws to be sent to them.

The Treasurer shall deposit all monies and valuables in the name and to the credit of the Corporation with such depositories as may be designated by the Board. The Treasurer shall disburse the funds of the Corporation as may be ordered by the Board, shall render to the President and the Board, whenever they request it, an account of all transactions and of the financial condition of the Corporation, and shall have such other powers and perform such other duties as may be prescribed by the Board.

Section 12. Other Officers.

Such other officers or assistant officers as the Board may designate shall perform such duties and have such powers as from time to time may be assigned to them by the Board. The Board may delegate to any other officer of the Corporation the power to choose such other officers and to prescribe their respective duties and powers.

Section 13. Execution of Contracts and Other Documents.

Each officer of the Corporation may execute, affix the corporate seal and/or deliver, in the name and on behalf of the Corporation, deeds, mortgages, notes, bonds, contracts, agreements, powers of attorney, guarantees, settlements, releases, evidences of indebtedness, conveyances, or any other document or instrument which is authorized by the Board or is required to be executed in the ordinary course of business of the Corporation, except in cases where the execution, affixation of the corporate seal and/or delivery thereof shall be expressly and exclusively delegated by the Board to some other officer or agent of the Corporation.

Section 14. Action with Respect to Securities of Other Corporations.

Powers of attorney, proxies, waivers of notice of meeting, consents and other instruments relating to securities owned by the Corporation may be executed in the name of and on behalf of the Corporation by the Chairman of the Board or the President or any other officer or officers authorized by the Board, the Chairman of the Board or the President, and any such officer may, in the name of and on behalf of the Corporation, vote, represent and exercise on behalf of the Corporation all rights incident to any and all shares of any other corporation and take all such action as any such officer may deem advisable to vote in person or by proxy at any meeting of security holders of any corporation in which the Corporation may own securities and at any such meeting shall possess and may exercise any and all rights and power incident to the ownership of such securities and which, as the owner thereof, the Corporation might have exercised and possessed if present. The Board may, by resolution from time to time, confer like powers upon any other person or persons.

ARTICLE V

STOCK

Section 1. Certificates of Stock.

The interest of each stockholder of the Corporation shall be evidenced by certificates for shares of stock in such form as the appropriate officers of the Corporation may from time to time determine, provided that the Board may provide by resolution or resolutions that some or all of any or all classes or series of the stock of the Corporation shall be represented by uncertificated shares. Notwithstanding the adoption of such a resolution or resolutions by the Board, each stockholder shall be entitled, upon request, to a certificate certifying the number of shares owned by him or her and signed in the name of the Corporation (i) by the Chairman or Vice Chairman of the Board, the President or any Executive Vice President, Senior Vice President or Vice President and (ii) by the Secretary or an Assistant Secretary, or the Treasurer or an Assistant Treasurer. Where a certificate is countersigned by (i) a transfer agent or (ii) a registrar, any other signature on the certificate may be a facsimile. In case any officer, transfer agent or registrar whose signature appears on the certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue. Except as expressly provided by law, the rights and obligations of the holders of uncertificated shares and the rights and obligations of the holders of certificates representing stock of the same class and series shall be identical.

Section 2. Transfers of Stock.

Transfers of shares of capital stock of the Corporation shall be made only on the stock record of the Corporation by the holder of record thereof or by his, her or its attorney thereunto authorized by the power of attorney duly executed and filed with the Secretary of the Corporation or the transfer agent thereof, and, in the case of certificated shares, only on surrender of the certificate or certificates representing such shares, properly endorsed or accompanied by a duly executed stock transfer power. Upon receipt of proper transfer instructions from the registered owner of uncertificated shares, such uncertificated shares shall be cancelled and issuance of new equivalent uncertificated shares or certificated shares shall be made to the person entitled thereto and the transaction shall be recorded in the books of the Corporation. Registration of transfer of any shares shall be subject to applicable provisions of the Certificate of Incorporation and applicable law with respect to the transfer of such shares. The Board may make such additional rules and regulations as it may deem expedient concerning the issue and transfer of certificates representing shares of the capital stock of the Corporation.

Section 3. Record Date.

(a) In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in any other lawful action, the Board may fix, in advance, a record date in respect of such meeting, which record date shall not be more than 60 nor less than 10 days before the date of such meeting; provided, however, that if no record date is fixed by the Board, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held, and, for determining stockholders entitled to receive payment of any dividend or other distribution or allotment of rights or to exercise any rights of change, conversion or exchange of stock or for any other purpose, the record date shall be at the close of business on the day on which the Board adopts a resolution relating thereto. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for the adjourned meeting.

(b) Notwithstanding Section 3(a) of this Article V, the record date for determining stockholders entitled to express consent to corporate action in writing without a meeting shall be as fixed by the Board or as otherwise established under this Section 3(b). Any person seeking to have the stockholders authorize or take corporate action by written consent without a meeting shall, by written notice addressed to the Secretary and delivered to the Corporation, request that a record date be fixed for such purpose. The Board may fix a record date for such purpose, which shall be no more than 10 days after the date upon which the resolution fixing the record date is adopted by the Board and shall not precede the date such resolution is adopted. If the Board fails within 10 days after the Corporation receives such notice to fix a record date for such purpose, the record date shall be the day on which the first written consent is delivered to the Corporation in the manner described in Section 3(c) below unless prior action by the Board is required under the DGCL, in which event the record date shall be at the close of business on the day on which the Board adopts the resolution taking such prior action.

(c) Every written consent purporting to take or authorizing the taking of corporate action and/or revocations (each such written consent and related revocation is referred to in this Section 3(c) as a “Consent”) shall bear the date of signature of each stockholder who signs the Consent, and no Consent shall be effective to take the corporate action referred to therein unless, within 60 days of the earliest dated Consent delivered in the manner required by this Section 3(c), Consents signed by a sufficient number of stockholders to take such action are so delivered to the Corporation. A Consent shall be delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery to the Corporation’s registered office, to its principal place of business or to such officer or agent shall be made by hand or by certified or registered mail, return receipt requested. In the event of the delivery to the Corporation of a Consent, the Secretary of the Corporation shall provide for the safe-keeping of such consent and shall promptly conduct such ministerial review of the sufficiency of the Consents and of the validity of the action to be taken by stockholder consent as he or she deems necessary or appropriate, including, without limitation, whether the holders of a number of shares having the requisite voting power to authorize or take the action specified in the Consent have given consent; provided, however, that if the corporate action to which the Consent relates is the removal or replacement of one or more members of the Board, the Secretary or the Corporation shall promptly designate two persons who shall not be members of the Board, to serve as inspectors with respect to such Consent and such inspectors shall discharge the functions of the Secretary of the Corporation under this Section 3(c). If the Certificate of Incorporation provides for the issuance of any class or series of stock which is convertible into any other class or series of stock, as a condition to counting the votes cast by any holder of shares at any annual or special meeting of stockholders, or in connection with any Consent of stockholders, the Board or a duly authorized committee thereof, in its discretion, may require the holder of any shares to furnish such affidavits or other proof as the Board or such committee deems necessary and advisable to determine whether such shares have been converted pursuant to the terms governing the issuance and conversion of such shares in the Certificate of Incorporation. If after such investigation the Secretary or the inspectors (as the case may be) shall determine that the Consent is valid and that the action therein specified has been validly authorized, that fact shall forthwith be certified on the records of the Corporation kept for the purpose of recording the proceedings of meetings of stockholders, and the Consent shall be filed in such records, at which time the Consent shall become effective as stockholder action. In conducting the investigation required by this Section 3(c), the Secretary or the inspectors (as the case may be) may, at the expense of the Corporation, retain special legal counsel and any other necessary or appropriate professional advisors, and such other personnel as they may reasonably deem necessary or appropriate to assist them, and shall be fully protected in relying in good faith upon the opinion of such counsel or advisors.

Section 4. Lost, Stolen or Destroyed Certificates.

The Board may direct a new certificate to be issued in place of any certificate theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate, the Board may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate, or his or her legal representative, to advertise the same in such manner as the Board shall require and/or to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

Section 5. Regulations.

The issue, transfer, conversion and registration of certificates of stock shall be governed by such other regulations as the Board may establish.

Section 6. Record Owners.

The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by law.

ARTICLE VI

NOTICES

Section 1. Notices.

Whenever written notice is required by law, the Certificate of Incorporation or these By-Laws, except as otherwise specifically provided herein or required by law, all notices required to be given to any stockholder, Director, officer, employee or agent shall be in writing and may in every instance be effectively given by hand delivery to the recipient thereof, by depositing such notice in the mails, postage paid, recognized overnight delivery service or by sending such notice by facsimile, receipt acknowledged, or by prepaid telegram or mailgram. Any such notice shall be addressed to such stockholder, Director, officer, employee or agent at his or her last known address as the same appears on the books of the Corporation. The time when such notice is received, if hand delivered, or dispatched, if delivered through the mails or by telegram or facsimile shall be the time of the giving of the notice.

Section 2. Waivers.

A written waiver of any notice, signed by a stockholder, Director, officer, employee or agent, whether before or after the time of the event for which notice is to be given, shall be deemed equivalent to the notice required to be given to such stockholder, Director, officer, employee or agent. Neither the business nor the purpose of any meeting need be specified in such a waiver. Attendance at any meeting shall constitute waiver of notice of such meeting except attendance for the sole purpose of objecting to the timeliness of notice.

ARTICLE VII

MISCELLANEOUS

Section 1. Facsimile Signatures.

In addition to the provisions for use of facsimile signatures elsewhere specifically authorized in these By-Laws, facsimile signatures of any officer or officers of the Corporation may be used whenever and as authorized by the Board or a committee thereof.

Section 2. Corporate Seal.

The Board may provide a suitable seal, containing the name of the Corporation, which seal shall be in the charge of the Secretary. If and when so directed by the Board or a committee thereof, duplicates of the seal may be kept and used by the Treasurer or by an Assistant Secretary or Assistant Treasurer.

Section 3. Reliance upon Books, Reports and Records.

Each Director, each member of any committee designated by the Board, and each officer of the Corporation shall, in the performance of his or her duties, be fully protected in relying in good faith upon the books of account or other records of the Corporation and upon such information, opinions, reports or statements presented to the Corporation by any of its officers or employees, or committees of the Board so designated, or by any other person as to matters which such Director or committee member reasonably believes are within such other person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation.

Section 4. Fiscal Year.

The fiscal year of the Corporation shall be as fixed by the Board.

Section 5. Time Periods.

In applying any provision of these By-Laws which requires that an act be done or not be done a specified number of days prior to an event or that an act be done during a period of a specified number of days prior to an event, calendar days shall be used, the day of the doing of the act shall be excluded, and the day of the event shall be included.

Section 6. Disbursements.

All checks or demands for money and notes of the Corporation shall be signed by such officer or officers or such other person or persons as the Board may from time to time designate.

ARTICLE VIII

INDEMNIFICATION

Section 1. Power to Indemnify in Actions, Suits or Proceedings Other Than Those by or in the Right of the Corporation.

Subject to Section 3 of this Article VIII, the Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that such person is or was a Director or officer of the Corporation, or is or was a Director or officer of the Corporation serving at the request of the Corporation as a director or officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person’s conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that such person’s conduct was unlawful.

Section 2. Power to Indemnify in Actions, Suits or Proceedings by or in the Right of the Corporation.

Subject to Section 3 of this Article VIII, the Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person is or was a Director or officer of the Corporation, or is or was a Director or officer of the Corporation serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

Section 3. Authorization of Indemnification.

Any indemnification under this Article VIII (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the Director or officer is proper in the circumstances because such person has met the applicable standard of conduct set forth in Sections 1 or 2 of this Article VIII, as the case may be. Such determination shall be made, with respect to a person who is a Director or officer at the time of such determination, (i) by a majority vote of the Directors who are not parties to such action, suit or proceeding, even though less than a quorum, or (ii) by a committee of such Directors designated by a majority vote of such Directors, even though less than a quorum, or (iii) if there are no such Directors, or if such Directors so direct, by independent legal counsel in a written opinion or (iv) by the stockholders. Such determination shall be made, with respect to former Directors and officers, by any person or persons having the authority to act on the matter on behalf of the Corporation. To the extent, however, that a present or former Director or officer of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding described above, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith, without the necessity of authorization in the specific case.

Section 4. Good Faith Defined.

For purposes of any determination under Section 3 of this Article VIII, a person shall be deemed to have acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, or, with respect to any criminal action or proceeding, to have had no reasonable cause to believe such person’s conduct was unlawful, if such person’s action is based on the records or books of account of the Corporation or another enterprise, or on information supplied to such person by the officers of the Corporation or another enterprise in the course of their duties, or on the advice of legal counsel for the Corporation or another enterprise or on information or records given or reports made to the Corporation or another enterprise by an independent certified public accountant or by an appraiser or other expert selected with reasonable care by the Corporation or another enterprise. The term “another enterprise” as used in this Section 4 shall mean any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise of which such person is or was serving at the request of the Corporation as a Director, officer, employee or agent. The provisions of this Section 4 shall not be deemed to be exclusive or to limit in any way the circumstances in which a person may be deemed to have met the applicable standard of conduct set forth in Sections 1 or 2 of this Article VIII, as the case may be.

Section 5. Indemnification by a Court.

Notwithstanding any contrary determination in the specific case under Section 3 of this Article VIII, and notwithstanding the absence of any determination thereunder, any Director or officer may apply to the Court of Chancery in the State of Delaware for indemnification to the extent otherwise permissible under Sections 1 and 2 of this Article VIII. The basis of such indemnification by a court shall be a determination by such court that indemnification of the Director or officer is proper in the circumstances because such person has met the applicable standards of conduct set forth in Section 1 or 2 of this Article VIII, as the case may be. Neither a contrary determination in the specific case under Section 3 of this Article VIII nor the absence of any determination thereunder shall be a defense to such application or create a presumption that the Director or officer seeking indemnification has not met any applicable standard of conduct. Notice of any application for indemnification pursuant to this Section 5 shall be given to the Corporation promptly upon the filing of such application. If successful, in whole or in part, the Director or officer seeking indemnification shall also be entitled to be paid the expense of prosecuting such application.

Section 6. Expenses Payable in Advance.

Expenses incurred by a Director or officer in defending any civil, criminal, administrative or investigative action, suit or proceeding shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation as authorized in this Article VIII.

Section 7. Nonexclusively of Indemnification and Advancement of Expenses.

The indemnification and advancement of expenses provided by or granted pursuant to this Article VIII shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under the Certificate of Incorporation, any By-Law, agreement, vote of stockholders or disinterested Directors or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office, it being the policy of the Corporation that indemnification of the persons specified in Sections 1 and 2 of this Article VIII shall be made to the fullest extent permitted by law. The provisions of this Article VIII shall not be deemed to preclude the indemnification of any person who is not specified in Section 1 or 2 of this Article VIII but whom the Corporation has the power to or obligation to indemnify under the provisions of the General Corporation Law of the State of Delaware, or otherwise.

Section 8. Insurance.

The Corporation may purchase and maintain insurance on behalf of any person who is or was a Director or officer of the Corporation, or is or was a Director or officer of the Corporation serving at the request of the Corporation as a Director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the Corporation would have the power or the obligation to indemnify such person against such liability under the provisions of this Article VIII.

Section 9. Certain Definitions.

For purposes of this Article VIII, references to “the Corporation” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its Directors or officers, so that any person who is or was a Director or officer of such constituent corporation, or is or was a Director or officer of such constituent corporation serving at the request of such constituent corporation as a Director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, shall stand in the same position under the provisions of this Article VIII with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued. For purposes of this Article VIII, references to “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to “serving at the request of the Corporation” shall include any service as a Director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such Director or officer with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the Corporation” as referred to in this Article VIII.

Section 10. Survival of Indemnification and Advancement of Expenses.

The indemnification and advancement of expenses provided by, or granted pursuant to, this Article VIII shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a Director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person.

Section 11. Limitation on Indemnification.

Notwithstanding anything contained in this Article VIII to the contrary, except for proceedings to enforce rights to indemnification (which shall be governed by Section 5 hereof), the Corporation shall not be obligated to indemnify any Director or officer in connection with a proceeding (or part thereof) initiated by such person unless such proceeding (or part thereof) was authorized or consented to by the Board of the Corporation.

Section 12. Indemnification of Employees and Agents.

The Corporation may, to the extent authorized from time to time by the Board, provide rights to indemnification and to the advancement of expenses to employees and agents of the Corporation similar to those conferred in this Article VIII to Directors and officers of the Corporation.

ARTICLE IX

AMENDMENTS

(a) Subject to paragraph (b) of this Article IX below, and in furtherance and not in limitation of the powers conferred by law, in addition to any affirmative vote of the holders of any particular class or series of the capital stock of the Corporation required by law, the Certificate of Incorporation or these By-Laws, the affirmative vote of the holders of at least a majority of the voting power of all of the then-outstanding shares entitled to vote generally on matters requiring approval of stockholders, voting together as a single class, shall be authorized to adopt, alter, amend or repeal any provision of these By-Laws, and, subject to the power of the holders of capital stock of the Corporation to adopt, alter, amend or repeal the By-Laws under the DGCL, the Board is also expressly authorized to adopt, alter, amend or repeal any provision of these By-Laws.

(b) Notwithstanding any of the foregoing, (i) Article II, Sections 1, 2, 3, 12, 13, (ii) Article III, Sections 1, 3, 4, 5, (iii) Article IV, and (iv) this Article IX of these By-Laws, may only be amended, altered or repealed (x) by the affirmative vote of at least a majority of the Directors, including at least a majority of Independent Directors then serving on the Board, or (y) by the affirmative vote of the holders of at least a majority of the voting power of all of the then-outstanding shares entitled to vote generally on matters requiring approval of stockholders, voting together as a single class, but excluding such shares Beneficially Owned by Purchaser, or (z) in the event any person, together with its Affiliates, shall have acquired ownership of sixty-five percent (65%) or more of the Corporation’s Voting Securities then outstanding, pursuant to paragraph (a) of this Article IX above.